Exhibit 10.14

Sabine Pass Liquefaction, LLC

December 8, 2016

Cheniere Marketing International LLP
Fifth Floor
Berkeley Square House, Berkeley Square
London WIJ 6BY
United Kingdom
Attn: Eric Bensaude, Managing Director

Re:
Amended and Restated LNG Sale and Purchase Agreement (FOB) dated August 5, 2014 between Sabine Pass Liquefaction, LLC, and Cheniere Marketing International LLP (as assignee of Cheniere Marketing, LLC)(as amended and assigned, the “SPA”)

Letter agreement amending Section 25. Notices of the SPA (“Amendment”)

Dear Eric:
Reference is made to SPA Section 25. Notices. Capitalized terms used in this Amendment and not defined herein have the meanings given them in the SPA. The Parties agree to amend Section 25 as follows.

Section 25.1.1 (c) (iii) is hereby amended by revising the phrase in the first sentence that reads “or other communication to be sent pursuant to Sections 7, 8 or 12 (or others as may be agreed by the Parties)” to read “or other communication to be sent pursuant to Sections 5, 7, 8 or 12 (or others as may be agreed by the Parties)”.
Section 25.2.1 is hereby amended by revising the phrase in the first sentence that reads “if sent by facsimile” to read “if sent by facsimile or electronic mail”.
Furthermore, as contemplated by Section 25.2.3 of the SPA, the Parties have agreed that a notice given by electronic mail under the SPA need not be confirmed by letter.

Except as amended by this Amendment, all terms and conditions of the SPA are acknowledged and ratified. Please indicate Buyer’s agreement with the terms of this Amendment by executing a copy of this Amendment where indicated below and returning it to Seller.

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000

Sabine Pass Liquefaction, LLC

Sincerely,

Sabine Pass Liquefaction, LLC

By:	/s/ Tim Wyatt

Its:	VP Commercial Operations

Tim Wyatt

Accepted and Agreed:

Cheniere Marketing International, LLP
acting by its managing member, Cheniere Marketing, LLC

By:	/s/ Eric Bensaude

Its:	Managing Director

Eric Bensaude

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000